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Exhibit 10.12

IHS INC.
2004 LONG-TERM INCENTIVE PLAN

FORM OF 2004 RESTRICTED STOCK AWARD

        Unless defined in this Restricted Stock Award (this "Award Document"), capitalized terms will have the same meanings ascribed to them in the IHS Inc. 2004 Long-Term Incentive Plan (as may be amended from time to time, the "Plan").

        Pursuant to Section 8 of the Plan, you have been granted restricted Shares on the following terms and subject to the provisions of the Plan, which is incorporated by reference. In the event of a conflict between the provisions of the Plan and this Award Document, the provisions of the Plan will prevail.

Participant:

Total Number of Shares Granted:

Fair Market Value per Share:

Total Fair Market Value of Award:

Grant Date:

Vesting Schedule:

        By your signature and the signature of the Company's representative below, you and the Company agree that these Shares are granted under and governed by the terms and conditions of the Plan and the terms and conditions set forth in the attached as Exhibit A.

RECIPIENT	IHS INC.
By:
Print Name	Title:

EXHIBIT A
TERMS AND CONDITIONS OF THE
2004 RESTRICTED STOCK AWARD

No Payment for Shares.

        No payment is required for the Shares that you receive under this Award.

Restricted Shares.

        Unvested Shares that you receive under this Award will be considered "Restricted Shares" and are subject to Section 8.3 of the Plan; provided, however, that they are transferable (1) by will or by the laws of descent and distribution; or (2) to (a) a member of your immediate family (as defined in Rule 16a-1(e) under the Exchange Act); (b) a trust in which one or more permitted transferees described in clause (a) in the aggregate have more then 50% of the beneficial interest; (c) a foundation in which one or more of the permitted transferees described in clause (a) and you in the aggregate control the management of the assets and (d) any other entity in which one or more permitted transferees described in clause (a) and you in the aggregate own more then 50% of the voting interests; provided that any permitted transferees described in any of the foregoing four clauses will be subject to the same terms and conditions of this Award to which you are subject (e.g., restrictions on transfer, forfeiture, "put", "call" and "drag-along" rights, etc.). Shares that vest in accordance with the "Vesting Schedule" set forth in the Award Document will no longer be considered Restricted Shares. Restricted Shares carry full voting and dividend rights; provided, however, that any cash dividends with respect to any Restricted Shares will be reinvested in Shares ("Dividend Shares") and any such Dividend Shares and any stock dividends with respect to any Restricted Shares will be subject to the same restrictions as the underlying Restricted Shares.

Termination.

        Upon termination of your employment or cessation of the provision of services (to the extent relevant, as determined under criteria established by the Committee) for any reason (other than your death or termination of employment due to your Disability), (1) you will forfeit all of your Restricted Shares without any consideration, unless the Committee expressly determines otherwise, and (2) for purposes of Section 4.2 of the Plan, the Restricted Shares will again be available for issuance under the Plan.

        For purposes of this Award Document, "Disability" shall mean a mental or physical illness that entitles you to receive benefits under the long-term disability plan of the Company or an affiliate thereof; provided that you remain totally disabled for six (6) consecutive months. If you are not covered by such a plan, "Disability" shall be defined by reference to the Company's long-term disability policy as if such policy applied to you.

"Put", "Call" and "Drag-Along" Rights Relating to Shares.

        If no Listing Event (as defined below) occurs on or prior to October 15, 2008 (the "Relevant Date"), then you will have the one-time right and option to sell to the Company, and to cause the Company to purchase, all of the Shares held by you as of such date (the "Put Right"). The Put Right may be exercised by you delivering written notice (a "Put Notice") to the Company within twenty (20) calendar days following the Relevant Date (the "Put Deadline") and will expires at 11:59 pm of the Put Deadline. The Company will, by written notice to you, fix a closing date (the "Put Closing Date") for the purchase, which will be not less than two (2) days after the date of receipt of the Put Notice. The Shares subject to the Put Notice will be purchased by the Company at a purchase price (the "Put Purchase Price") equal to the FMV (for purposes of this section, as defined below) of such Shares at the FMV Determination Date (as defined below) immediately preceding the date of the Put Notice. The Put Purchase Price will be payable in cash on the Put Closing Date.

        If no Listing Event occurs on or prior to the Relevant Date, then the Company has the exclusive one-time right and option to purchase from you, and to cause you to sell, all or a portion of the Shares held by you as of such date (the "Call Right"). The Call Right may be exercised by the Company delivering to you written notice (a "Call Notice") within twenty (20) calendar days following the Relevant Date (the "Call Deadline") and will expire at 11:59 pm of the Call Deadline. The Call Notice will indicate the number of Shares which the Company intends to purchase from you and the closing date (the "Call Closing Date") for the purchase, which will be not less than two (2) days after the date of the Call Notice. The Shares subject to the Call Notice will be purchased by the Company at a purchase price (the "Call Purchase Price") equal to the FMV of such shares at the FMV Determination Date immediately preceding the date of the Call Notice. The Call Purchase Price will be payable in cash on the Call Closing Date.

        If a Change in Control occurs prior to an IPO, then the Company has the exclusive right and option to require you to sell or otherwise transfer to the acquiring party(ies) effecting such Change in Control (the "Acquiror") all or a portion of such Shares held as of the effective date of such Change in Control, in each case for the same consideration per Share and on the same terms and conditions as all other Company stockholders (the "Drag-Along Right"). The Drag-Along Right may be exercised by the Company delivering to you written notice (the "Drag-Along Notice"), specifying the number of Shares which will be sold or otherwise transferred by you to the Acquiror, the consideration per Share and the closing date for such sale or other transfer, which will be not less than two (2) days after the date of the Drag-Along Notice. The Shares subject to the Drag-Along Notice will be sold or otherwise transferred to the Acquiror in accordance with the terms of the Drag-Along Notice.

        For purposes of this section of this Exhibit A entitled "'Put', 'Call' and 'Drag-Along' Rights Relating to Shares", the following terms will have definitions set forth below:

  •
  "FMV" means, in accordance with Section 2.19 of the Plan, the fair market value of a Share, as determined in good faith by the Committee. In determining FMV, the Committee may consider such valuation methodologies and factors as it deems appropriate, which may include one or more of the methodologies and/or factors listed in Exhibit B attached to the Award Document, and, if desired by the Committee, may take into consideration the advice of third-party advisors.

  •
  "FMV Determination Date" will mean the applicable date on which FMV is determined by the Committee for purposes of this "put", "call" and "drag-along" provisions of this section.

  •
  "Listing Event" means the occurrence of the listing or quoting of Shares on any established stock exchange (including, without limitation, the New York Stock Exchange) or a national market system (including, without limitation, The Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market) on which securities are listed or quoted.

Stock Certificates; Securities Laws; Legend; Irrevocable Proxy.

        Your Restricted Shares will be held for you by the Company (or its designee) and are evidenced by book-entry in the Company's books.

        You acknowledge that the Shares awarded to you hereunder have not been registered under the Securities Act or any other applicable securities or "blue sky" laws. You represent and warrant that you have acquired your Shares without a view to the offer, offer for sale, or sale in connection with, the distribution of such Shares, and that you will hold such Shares indefinitely unless subsequently registered under the Securities Act or such other applicable securities or "blue sky" laws, or unless exemption from such registration is available. You acknowledge that the Company does not currently file, and does not in the foreseeable future contemplate filing, periodic reports in accordance with the provisions of Section 13 or 15(d) of the Exchange Act, and you also understand that the Company has not agreed to register any of its securities for distribution in accordance with the provisions of the Securities Act or to take any actions respecting the obtaining of an exemption from registration for such securities or any transaction with respect thereto.

        In addition to any other legend that may be required, any certificate for Restricted Shares issued to you will bear a legend in substantially the following form:

    THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY FOREIGN OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. IN ADDITION, THE SALE OR TRANSFER OF THIS SECURITY REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE IHS GROUP INC. 2004 LONG-TERM INCENTIVE PLAN AND IN THE 2004 RESTRICTED STOCK AWARD, AWARDED UNDER THE IHS GROUP INC. 2004 LONG-TERM INCENTIVE PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM IHS GROUP INC. OR ANY SUCCESSOR THERETO.

        As a condition to receiving this Award, you are required to execute and deliver an irrevocable proxy in the form provided by the Company, appointing [Urvanos Investments Limited] to vote the Shares that you receive in connection with this Award and any other Shares that you own as of the date of the proxy or may acquire until the Expiration Date (as defined in the proxy). The proxy will automatically terminate on the Expiration Date.

Withholding Taxes.

        You acknowledge that you are required to make acceptable arrangements to pay any withholding taxes that may be due as a result of receipt of this Award or the vesting of the Shares that you receive under this Award, and no stock certificate will be released to you until you have made such arrangements. These arrangements may include withholding of Shares that otherwise would be released to you when they vest or surrendering of Shares that you already own. The FMV of the Shares that are withheld or that you surrender, determined as of the date when the taxes otherwise would have been withheld in cash, will be applied as a credit against the taxes.

Tax Consultation.

        By signing this Award Document, you represent that you have consulted with any tax consultant(s) you deem advisable in connection with the grant and vesting of this Award, that you are not relying on the Company or an Affiliate for any tax advice and that you will hold the Company and its Affiliates harmless from any and all tax liabilities imposed in connection with the grant and vesting of this Award.

Lock-Up Period.

        You hereby agree that you will not sell, transfer, pledge, otherwise dispose, make any short sale of, grant any option for the purchase of or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares (or other securities of the Company) held by you (other than those included in the registration) for a period specified by the representative of the underwriters of the Shares (or other securities of the Company) not to exceed 210 days following the effective date of a registration statement of the Company filed under the Securities Act.

        You agree to execute and deliver such other agreements as may be reasonably requested by the Company or the representative of the underwriters of common stock (or other securities) of the Company which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of common stock (or other securities) of the Company, you will provide, within 10 days of the request, the information required by the Company or the representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this section entitled "Lock-Up Period" will not apply to a registration relating solely to employee benefit plans on Form S-3 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of the 210-day period.

No Guarantee of Continued Service.

        YOU ACKNOWLEDGE AND AGREE THAT THE VESTING OF SHARES PURSUANT TO THE "VESTING SCHEDULE" SET FORTH IN THE AWARD DOCUMENT IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR OTHER SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS AWARD). YOU FURTHER ACKNOWLEDGE AND AGREE THAT THIS AWARD DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE "VESTING SCHEDULE" DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD OR AT ALL AND WILL NOT INTERFERE IN ANY WAY WITH YOUR RIGHT OR THE COMPANY'S OR ANY AFFILIATE'S RIGHT TO TERMINATE YOUR EMPLOYMENT OR SERVICE AT ANY TIME OR FOR ANY REASON NOT PROHIBITED BY LAW, AND WILL NOT CONFER UPON YOU ANY RIGHT TO CONTINUE YOUR EMPLOYMENT OR SERVICE FOR ANY SPECIFIED PERIOD OF TIME.

Entire Agreement; Governing Law.

        The Plan and this Award Document constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof. This Award Document may not be modified in a manner that impairs your rights heretofore granted under the Plan, except with your consent. This Award Document is governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Award Document to the substantive law of another jurisdiction.

BY SIGNING THE AWARD DOCUMENT, YOU ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN AND REPRESENT THAT YOU ARE FAMILIAR WITH THE TERMS AND CONDITIONS OF THE PLAN, AND HEREBY ACCEPT THIS AWARD SUBJECT TO ALL PROVISIONS IN THIS AWARD DOCUMENT AND IN THE PLAN. YOU HEREBY AGREE TO ACCEPT AS FINAL, CONCLUSIVE AND BINDING ALL DECISIONS OR INTERPRETATIONS OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN OR THIS AWARD DOCUMENT.

EXHIBIT B
VALUATION METHODOLOGIES

        Under specified circumstances, the Committee will determine the FMV of Shares in good faith in its sole discretion. In order to determine FMV in the absence of a public trading market, the Committee will consider the following methodologies in determining FMV.

1.
A specific valuation calculation using the Discounted Future Returns approach will be completed. This approach is based on historical and projected financial performance, normalized for non-recurring gains and losses. This methodology presumes that the value of the Company is equal to the present value of projected future earnings, plus the present value of the estimated residual worth.

2.
An analysis of the valuation of competitors and/or comparable public company's will be completed. This approach will emphasize the ratios of: a) price to normalized EBITDA, b) price to normalized net income, and c) price to sales. Consideration will then be given to whether any adjustments are necessary to more closely align the valuation multiples with the Company.

3.
The Committee will assess relevant economic and industry factors applicable to each of the major divisions and consider their impact on valuation.

4.
The Committee will assess whether there are other known purchase / sale transactions of analogous businesses or business segments where specific information is public or otherwise available and assess the affect this information may have on the valuation of the Company.

5.
The Committee will evaluate current offers to purchase the Company, if any, and determine what effect this information may have on the valuation of the Company.

6.
The Committee may consider the range of valuation of the Company's equity using one or more other equity valuation techniques, as such board (or committee) deems appropriate. Such board (or committee) may also, if it deems appropriate, take into consideration the advice of third party advisors.

7.
In the case of a Change in Control, the FMV of the Company will equal the sale price received for the Company by the selling entity, net of transaction expenses. In the event the Change in Control involves the sale of the Company, together with affiliates that are not the Company's subsidiaries, such board (or committee) will determine in its sole discretion the amount of the sale price allocable to the sale of the Company.

        The Committee will assess the range of valuations indicated by the above methodologies and select what it deems to be the most representative indicator of fair market value.

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IHS INC. 2004 LONG–TERM INCENTIVE PLAN 2004 FORM OF RESTRICTED STOCK AWARD